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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) February 14, 2001




                             FOREST OIL CORPORATION
               (Exact name of registrant as specified in charter)






        New York                    1-13515                     25-0484900
 (State or other juris-            (Commission                 (IRS Employer
diction of incorporation)          file number)              Identification No.)



       2200 Colorado State Bank Building, 1600 Broadway, Denver, CO 80202
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (303) 812-1400
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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits

          (99.1) Forest Oil Corporation press release announcing earnings for the fourth quarter and year ending December 31, 2000; and updated 2001 forecast information.

          (99.2) Forest Oil Corporation press release announcing operations results and 2001 plans.


ITEM 9. REGULATION FD DISCLOSURE

     In accordance with General Instruction B.2. of Form 8-K, the following information, including exhibits 99.1 and 99.2, shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall such information and exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

     For information regarding this item, please refer to Exhibits 99.1 and 99.2 hereto, which are incorporated herein by reference.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       FOREST OIL CORPORATION
                                            (Registrant)



Dated: February 15, 2001               By /s/ Joan C. Sonnen
                                          ----------------------------------
                                          Joan C. Sonnen
                                          Vice President - Controller and
                                          Chief Accounting Officer